Exhibit 99.1

CONSENT IN WRITING OF
BOARDS OF DIRECTORS OF
SEATECH VENTURES CORP.

IN LIEU OF AN ORGANIZATIONAL MEETING

May 4, 2020

Pursuant to Sections 78.315 of the Nevada Revised Statutes, the undersigned being the Directors of SEATECH VENTURES CORP., a Nevada corporation (the “Company”), do hereby authorize, approve, and consent to the adoption of the following resolutions and the actions contemplated therein, without meeting:

1.	Issuance of shares

WHEREAS various subscribers have agreed to subscribe for and have paid for shares of common stock in the capital of the Company pursuant to the Company’s registration statement on Form S-1, which was declared effective on June 12, 2019;

THAT shares of common stock be issued to the following Individual and Companies:

Name	Share to issue	Payment	Per share price
KHOR FANG CHENG	1,000	$1,000	$1.00
WONG KAI CHEONG	25,000	$25,000	$1.00
HOO SWEE PING	25,000	$25,000	$1.00
TAN ENG TEIK	1,000	$1,000	$1.00
CHAN KIAN YEE	1,000	$1,000	$1.00
YU SI MIN	1,000	$1,000	$1.00
KUAN KHIAN LENG	1,000	$1,000	$1.00
LEE WENG FAK	10,000	$10,000	$1.00
YEW HOOI CHOO	1,000	$1,000	$1.00
HIDEO YOGO	5,000	$5,000	$1.00
HIDEKI IMAI	5,000	$5,000	$1.00
TOSHIHARU NAKAHASHI	5,000	$5,000	$1.00
MASASHI KONDO	5,000	$5,000	$1.00
NOBUHIKO HEIAN	5,000	$5,000	$1.00

KOHEI KUMAKI	5,000	$5,000	$1.00
KUNIO HOSODA	3,000	$3,000	$1.00
KENSAKU IWAMA	3,000	$3,000	$1.00
MOTOHIRO SANO	1,000	$1,000	$1.00
TOKUHIDE TEKEUCHI	500	$500	$1.00
HIROAKI SUGIMOTO	500	$500	$1.00
LENNAR SOON	5,000	$5,000	$1.00
SAN WAI LIK	5,000	$5,000	$1.00
TOSHIFUMI NYUI	5,000	$5,000	$1.00
KENSHIRO ORIYAMA	500	$500	$1.00
MASAHIDE HAGIHARA	5,000	$5,000	$1.00
TAN TIEN SANG	5,000	$5,000	$1.00
YEOW WAH CHIN	10,000	$10,000	$1.00
CHAN MUNG BONG	5,000	$5,000	$1.00
TERENCE CHENG CHEE CHOONG	3,000	$3,000	$1.00
YASUHIRO OCHIAI	5,000	$5,000	$1.00
TAKAYOSHI TOYAMA	5,000	$5,000	$1.00
CHEN JUI-HUNG	1,000	$1,000	$1.00
NOBUO OTSUKI	5,000	$5,000	$1.00
TAKESHI HIKI	5,000	$5,000	$1.00
MOK SOOK LIAN	1,000	$1,000	$1.00
VINCENT LEE MUN YEW	1,000	$1,000	$1.00
LEONG KOK KENG	1,000	$1,000	$1.00
ANG SEW FONG	5,000	$5,000	$1.00
CHAN KOK LONG	1,000	$1,000	$1.00
OOI BOON SEANG	500	$500	$1.00
FOO SIU MAY	500	$500	$1.00

LIM KIAM LAM	5,000	$5,000	$1.00
HEW SU YEN	1,000	$1,000	$1.00
KAZUHITO NODA	500	$500	$1.00
CHEW CHOON ENG	1,000	$1,000	$1.00
TAKUMA MATSUDA	5,000	$5,000	$1.00
KATSUYOSHI SUZUKI	5,000	$5,000	$1.00
TADASHI KOIKE	2,000	$2,000	$1.00
DING HONG SING	1,000	$1,000	$1.00
WABF SZE YAO @ WANG MING WAY	2,000	$2,000	$1.00
CHEAH MUN CHEONG	1,000	$1,000	$1.00
YONG SIEW YEE	25,000	$25,000	$1.00
CHENG LENG KEE	500	$500	$1.00
SHIN KOK PING	3,000	$3,000	$1.00
LEE KONG ORL	10,000	$10,000	$1.00
JONATHAN LEE TNG YI	10,000	$10,000	$1.00
WONG SHEE FATT	5,000	$5,000	$1.00
MOON IN SHIC	5,000	$5,000	$1.00
TEY KOCK YEW	10,000	$10,000	$1.00
YAP HAI SEE	10,000	$10,000	$1.00
GAN WAH LIEN	800	$800	$1.00
TAN AH PENG	5,000	$5,000	$1.00
TOPLIVE INTERNATIONAL SDN. BHD.	12,200	$12,200	$1.00
CHONG PEI CHEE	10,000	$10,000	$1.00
GOH JUE JIN	10,000	$10,000	$1.00
CHUAH AI LING	10,000	$10,000	$1.00
HUANG CHI CHENG	1,000	$1,000	$1.00
TAN TEH TEIK LIM	500	$500	$1.00
TAM KIEW HUA	12,200	$12,200	$1.00
LOH WENG LEONG	1,000	$1,000	$1.00
TOTAL	343,200	$343,200	$1.00

NOW, THEREFORE, BE IT:

RESOLVED, that the Initial Public Offering be closed as of the date first written above.

RESOLVED, that the Company be, and hereby is authorized to enter into subscription agreements to sell the Shares pursuant to the Initial Public Offering; and be it further

RESOLVED, that any and all actions taken by the officers and directors of the Company in connection with the foregoing resolutions be an hereby are approved and ratified as if approved prior to such actions being taken; and be it further

RESOLVED, that the proper officers be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to do all such further acts and things and to execute, and deliver all such additional documents, instruments and certificates, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable for the purposes of carrying out the foregoing resolutions, any such determination to be conclusively evidenced by the doing by such officers of any such act or thing, or the execution and delivery by such officers of any such additional documents, instruments or certificates.

IN WITHNESS HEREOF, the undersigned have executed this Written Consent as of the date first written above.

/s/ CHIN CHEE SEONG	/s/ SEAH KOK WAH
Chin Chee Seong Director Date: May 4, 2020	Seah Kok Wah Director Date: May 4, 2020